Exhibit 99.1

Neuronetics Appoints New Chief Financial Officer

Steven Pfanstiel, a seasoned financial executive with extensive medical technology and pharmaceutical experience, replaces Steve Furlong as Chief Financial Officer following previously announced succession process

Neuronetics reiterates guidance for second quarter and full year 2025

MALVERN, Pa., July 15, 2025 (GLOBE NEWSWIRE) — Neuronetics, Inc. (NASDAQ: STIM), a vertically integrated, commercial stage, medical technology and healthcare company with a strategic vision of transforming the lives of patients whenever and wherever they need help, with the leading neurohealth therapies in the world, today announced that Steven Pfanstiel has been appointed as the company’s new Chief Financial Officer, effective July 15, 2025. Mr. Pfanstiel replaces Steve Furlong, who announced his intention to retire on March 31, 2026. Mr. Furlong will remain with the company, as Senior Advisor to the CEO, until the end of March 2026 to ensure a smooth transition.

“Steve Furlong has provided outstanding leadership as CFO over the past six years,” said Keith J. Sullivan, President and Chief Executive Officer of Neuronetics. “He has been instrumental in strengthening Neuronetics’ financial foundation, guiding us through challenging market conditions, and executing the Greenbrook acquisition. His dedication and expertise have been invaluable to our success, and his continued contributions during this transition period will be crucial to maintaining operational excellence.”

Keith J. Sullivan continued, “We are thrilled to welcome Steve Pfanstiel to the Neuronetics team as our new CFO. Steve brings exceptional financial leadership along with deep expertise spanning both medical technology and pharmaceutical companies. His proven track record of driving growth and profitability at innovative companies makes him an ideal addition to our leadership team. Steve will be instrumental as we continue executing our strategic vision to expand access to our mental health treatments while delivering sustainable growth.”

Mr. Pfanstiel is a seasoned financial executive with over two decades of healthcare experience. He most recently served as Chief Financial Officer and Chief Operating Officer at publicly-traded Marinus Pharmaceuticals prior to its acquisition by Immedica Pharma AB (private) in February of 2025. While at Marinus, he played a key role in the successful commercial launch of the company’s flagship product, Ztalmy. Prior to Marinus, Mr. Pfanstiel held senior financial leadership roles at multiple high-growth healthcare companies, including Lifescan (private) and Optinose (acquired by Paratek Pharmaceuticals). Earlier in his career, he held progressively senior finance roles at Johnson & Johnson across multiple product categories, including pharmaceuticals, orthopedics, and diabetes. Mr. Pfanstiel holds a Bachelor of Arts in Physics from Wabash College, an MBA in Finance from Indiana University’s Kelley School of Business, and a Master of Science in Environmental Systems Engineering from Clemson University.

“I am excited to join Neuronetics at this pivotal time in the company’s evolution,” said Steven Pfanstiel, incoming Chief Financial Officer. “Neuronetics is clearly at the forefront of caring for patients suffering from mental health disorders. With the combination of its leading NeuroStar TMS technology and the scale of its Greenbrook network of clinics, there is a tremendous opportunity to foster further growth within this significant patient population. I look forward to working with the entire organization to create additional value for patients and shareholders, as we execute on our mission to transform mental healthcare.”

In connection with his employment, Mr. Pfanstiel received an inducement grant of 400,000 restricted stock units, with 200,000 of such units vesting in substantially equal installments on the first, second, and third anniversary of Mr. Pfanstiel’s start date, and 200,000 of such units vesting substantially equal installments on the second, third, and fourth anniversary of Mr. Pfanstiel’s start date, in all cases subject to Mr. Pfanstiel’s continued employment with the Company on each such vesting date, and in all cases subject to the terms of the company’s 2020 Inducement Incentive Plan. In accordance with NASDAQ Listing Rule 5635(c)(4), the grant was approved by the Compensation Committee of the company’s Board of Directors and was made as a material inducement to Mr. Pfanstiel’s employment with the company.

In conjunction with this announcement, Neuronetics is reaffirming its guidance for the second quarter and full year 2025, driven by the ongoing successful integration of Greenbrook operations and continued progress across key growth drivers. The company remains well-positioned to achieve positive cash flow in the third quarter of 2025, marking a significant operational milestone in its path to sustained profitability.

About Neuronetics

Neuronetics, Inc. believes that mental health is as important as physical health. As a global leader in neuroscience, Neuronetics is delivering more treatment options to patients and physicians by offering exceptional in-office treatments that produce extraordinary results. NeuroStar Advanced Therapy is a non-drug, noninvasive treatment that can improve the quality of life for people suffering from neurohealth conditions when traditional medication has not helped. In addition to selling the NeuroStar Advanced Therapy System and associated treatment sessions to customers, Neuronetics operates Greenbrook TMS Inc. (Greenbrook) treatment centers across the United States, offering NeuroStar Advanced Therapy for the treatment of MDD and other mental health disorders. NeuroStar Advanced Therapy is the leading TMS treatment for MDD in adults, with more than 7.4 million treatments delivered, and is backed by the largest clinical data set of any TMS treatment system for depression, including the world’s largest depression outcomes registry. Greenbrook treatment centers also offer SPRAVATO® (esketamine) Nasal Spray, a prescription medicine indicated for the treatment of treatment-resistant depression (TRD) in adults as monotherapy or in conjunction with an oral antidepressant. It is also indicated for depressive symptoms in adults with major depressive disorder (MDD) with acute suicidal ideation or behavior in conjunction with an oral antidepressant.1 Greenbrook has provided more than 1.8 million treatments to over 55,000 patients struggling with depression.

The NeuroStar Advanced Therapy System is cleared by the U.S. Food and Drug Administration for adults with MDD, as an adjunct for adults with obsessive-compulsive disorder, to decrease anxiety symptoms in adult patients with MDD that may exhibit comorbid anxiety symptoms (anxious depression), and as a first line adjunct for the treatment of MDD in adolescent patients aged 15-21. For safety information and indications for use, visit NeuroStar.com.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:

Certain statements in this press release, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Statements in this press release that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terms such as “may,” “will,” “would,” “should,” “expect,” “plan,” “design,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “outlook” or “continue” as well as the negative of these terms and similar expressions. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release. These risks and uncertainties include, without limitation, risks and uncertainties related to: the effect of the transaction with Greenbrook on our business relationships; operating results and business generally; our ability to execute our business strategy; our ability to achieve or sustain profitable operations due to our history of losses; our ability to successfully complete the announced restructuring plans; our reliance on the sale and usage of our NeuroStar Advanced Therapy System to generate revenues; the scale and efficacy of our salesforce; our ability to retain talent; availability of coverage and reimbursement from third-party payors for treatments using our products; physician and patient demand for treatments using our products; developments in respect of competing technologies and therapies for the indications that our products treat; product defects; our revenue has been concentrated among a small number of customers; our ability to obtain and maintain intellectual property protection for our technology; developments in clinical

[1]

The effectiveness of SPRAVATO® in preventing suicide or in reducing suicidal ideation or behavior has not been demonstrated. Use of SPRAVATO® does not preclude the need for hospitalization if clinically warranted, even if patients experience improvement after an initial dose of SPRAVATO®. For more important safety information about SPRAVATO®, please visit spravatohcp.com.

trials or regulatory review of the NeuroStar Advanced Therapy System for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; the terms of our credit facility; our ability to successfully roll-out our Better Me Provider Program on the planned timeline; our self-sustainability and existing cash balances; and our ability to achieve cash flow breakeven in the third quarter of 2025. For a discussion of these and other related risks, please refer to the Company’s recent filings with the SEC, which are available on the SEC’s website at www.sec.gov. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this press release. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this press release as a result of new information, future events, or changes in the Company’s expectations.

Investor Contact:

Mike Vallie or Mark Klausner

ICR Healthcare

443-213-0499

ir@neuronetics.com

Media Contact:

EvolveMKD

646-517-4220

NeuroStar@evolvemkd.com